Exhibit 99.3
SUPPLEMENTAL INFORMATION
Three Months Ended March 31, 2009
Dollars in thousands, except per share data, unless otherwise disclosed
Furnished as of May 11, 2009
(Unaudited)
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Gabrielle M. Andrés at 615.269.8471 or gandres@healthcarerealty.com.
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2008 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2009	Page 1 of 9

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2009	Page 2 of 9

(1)	CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	NYSE	HR	421946104
Senior Notes due 2011	OTC	HR	421946AF4
Senior Notes due 2014	OTC	HR	421946AF1
C)	Web Site: www.healthcarerealty.com

D)	Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Executive Vice President and General Counsel
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President and Chief Operating Officer
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Retired Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Marliese E. Mooney, Independent Healthcare Consultant
Edwin B. Morris III, Managing Director, Morris & Morse Company Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System
F)	Professional Affiliations:
Independent Registered Public Accounting Firm
BDO Seidman, LLP
414 Union Street, Suite 1800
Nashville, TN 37219
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 1.800.733.5001
G)	Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named stockholders of record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60,000 of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1.800.733.5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
H)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1.800.733.5001.
I)	Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andrés
Phone: 615.269.8471
Fax: 615.269.8461
E-mail: gandres@healthcarerealty.com

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2009	Page 3 of 9

(2) CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2009	2008
ASSETS

Real estate properties:
Land	$111,563	$107,555
Buildings, improvements, and lease intangibles	1,850,423	1,792,402
Personal property	17,121	16,985
Construction in progress	105,842	84,782

	2,084,949	2,001,724
Less accumulated depreciation	(391,643)	(367,360)

Total real estate properties, net	1,693,306	1,634,364

Cash and cash equivalents	12,376	4,138

Mortgage notes receivable	53,295	59,001

Assets held for sale and discontinued operations, net (1)	12,180	90,233

Other assets, net	76,311	77,044

Total assets	$1,847,468	$1,864,780

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Notes and bonds payable	$950,807	$940,186

Accounts payable and accrued liabilities	50,644	45,937

Liabilities held for sale and discontinued operations (1)	5	32,821

Other liabilities	49,757	49,589

Total liabilities	1,051,213	1,068,533

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	-	-

Common stock, $.01 par value; 150,000,000 shares authorized; 59,308,285 and 59,246,284 shares issued and outstanding at March 31, 2009 and December 31, 2008, respectively	593	592

Additional paid-in capital	1,492,005	1,490,535

Accumulated other comprehensive loss	(6,461)	(6,461)

Cumulative net income	757,739	736,874

Cumulative dividends	(1,449,549)	(1,426,720)

Total stockholders’ equity	794,327	794,820

Noncontrolling interests	1,928	1,427

Total equity	796,255	796,247

Total liabilities and stockholders’ equity	$1,847,468	$1,864,780

(1)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reports real estate properties and related assets and liabilities to be sold as held for sale on the Company’s Condensed Consolidated Balance Sheets and includes the results of operations of real estate properties sold or held for sale in discontinued operations on the Company’s Condensed Consolidated Statements of Income.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2009	Page 4 of 9

(3) INVESTMENT PROGRESSION

A) Construction in Progress		Three
	Number of	Months Ended
	Properties	March 31, 2009

Balance at beginning of period	4	$84,782

Fundings on projects in existence at the beginning of the period	0	21,060

Completions	0	0

Balance at end of period	4	$105,842

B) Real Estate Properties		Three
	Number of	Months Ended
	Properties	March 31, 2009

Balance at beginning of period	188	$1,916,942

Acquisitions (1) (2)	2	31,168

Additions/Improvements	0	7,053

Completions (CIP)	0	0

Assets classified as held for sale during the period	0	0

Reclassified assets previously held for sale to held for use	5	23,944

Balance at end of period	195	$1,979,107

C) Mortgage Notes Receivable		Three
	Number of	Months Ended
	Investments	March 31, 2009

Balance at beginning of period	4	$59,001

Fundings of new mortgages	0	0

Fundings on mortgages in existence at the beginning of the period	0	3,451

Principal reductions due to acquisition (2)	0	(9,153)

Scheduled principal payments	0	(4)

Balance at end of period	4	$53,295

D) Unconsolidated Joint Ventures		Three
	Number of	Months Ended
	Investments	March 31, 2009

Balance at beginning of period	2	$2,784

Equity in income (losses) recognized during the period	0	(2)

Acquisition of remaining equity interest in joint venture (1)	(1)	(1,700)

Balance at end of period	1	$1,082

(1)	During the first quarter of 2009, the Company purchased the remaining 50% interest in an unconsolidated joint venture that owns a medical office building in Oregon.

(2)	The Company has an 80% controlling interest in a joint venture which purchased a medical office building in Iowa. The noncontrolling interest holder of the joint venture constructed the medical office building which was funded by the Company via a loan which is now eliminated through the consolidation of the joint venture in the Company’s Condensed Consolidated Financial Statements.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2009	Page 5 of 9

(4) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

		Medical Office/Outpatient
		Medical	Physician	Ambulatory	Specialty	Specialty
		Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other		% of
		(MOB)	(PC)	(ASC)	(SOP)	(SIP) (2)	(OTH)	Total	Total

Master Leases
1	Alabama		$17,660		$2,698	$17,722	$9,493	$47,573	2.2%
2	Arkansas				3,055			3,055	0.1%
3	California		8,363			12,688		21,051	1.0%
4	Florida	$37,326	37,371	$9,521	3,411	11,703		99,332	4.6%
5	Georgia	7,809	2,683	3,132				13,624	0.6%
6	Illinois	11,939		1,529				13,468	0.6%
7	Iowa	35,468	1,801		2,156			39,425	1.8%
8	Indiana		21,597			43,406	3,790	68,793	3.2%
9	Massachusetts		12,035					12,035	0.6%
10	Michigan						13,105	13,105	0.6%
11	Missouri			5,208	16,370			21,578	1.0%
12	Nevada	8,029		3,801				11,830	0.6%
13	Pennsylvania					113,867		113,867	5.4%
14	Tennessee						7,688	7,688	0.4%
15	Texas		1,976	17,314		19,225		38,515	1.8%
16	Virginia	30,964	30,919		2,166		10,385	74,434	3.5%
17	Washington	19,359						19,359	0.9%

	Master Leases	$150,894	$134,405	$40,505	$29,856	$218,611	$44,461	$618,732	28.9%

		(3) Normalized same facility NOI growth for Master Leases (1Q2009 vs. 1Q2008):							3.0%

Operating Properties
1	Arizona	67,268	1,960					69,228	3.2%
2	California	65,943		35,051				100,994	4.7%
3	Colorado	22,504						22,504	1.1%
4	District of Columbia	29,959						29,959	1.4%
5	Florida	95,093	17,828					112,921	5.3%
6	Hawaii	62,449						62,449	2.9%
7	Illinois	35,628						35,628	1.7%
8	Indiana	27,771						27,771	1.3%
9	Kansas	13,636						13,636	0.6%
10	Louisiana	11,685						11,685	0.5%
11	Maryland	15,726						15,726	0.7%
12	Michigan	22,450						22,450	1.0%
13	Mississippi	7,680						7,680	0.4%
14	Missouri	20,339						20,339	1.0%
15	North Carolina	140,810						140,810	6.6%
16	Oregon	20,499						20,499	1.0%
17	Pennsylvania	10,798						10,798	0.5%
18	South Carolina	10,953						10,953	0.5%
19	Tennessee	165,699	2,336					168,035	7.9%
20	Texas	449,024	17,421	24,519				490,964	22.9%
21	Washington	39,443						39,443	1.8%

	Operating Properties	$1,335,357	$39,545	$59,570	$-	$-	$-	$1,434,472	67.0%

		(3) Normalized same facility NOI growth for Operating Properties (1Q2009 vs. 1Q2008):							2.6%

Land Held for Development								17,301	0.8%
Corporate Property								14,444	0.7%

	Total Equity Investments	$1,486,251	$173,950	$100,075	$29,856	$218,611	$44,461	$2,084,949	97.4%

	Average Age of Facility (years)	20	21	22	15	21	32	20

	1Q 2009 Economic Occupancy (4)	84%	97%	90%	89%	100%	90%	87%

	1Q 2009 Stabilized Occupancy (4)	90%	97%	90%	89%	100%	90%	91%

Mortgage Investments		27,157	16,841	9,297				53,295	2.5%

	Mortgage Investments	$27,157	$16,841	$9,297	$-	$-	$-	$53,295	2.5%

Unconsolidated Joint Ventures
	Utah						1,082	1,082	0.1%

	Joint Venture Investments	$-	$-	$-	$-	$-	$1,082	$1,082	0.1%

	Total Investments	$1,513,408	$190,791	$109,372	$29,856	$218,611	$45,543	$2,139,326	100.0%

	Percent of $ Invested	71.8%	9.1%	5.2%	1.4%	10.3%	2.2%	100.0%

	Number of Investments	129	33	12	7	12	11	204

(1)	Excludes assets held for sale.

(2)	The Company’s inpatient rehabilitation facilities (included in SIP) have EBITDARM coverages of approximately 2.5 to 3.0 times.

(3)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized same facility NOI growth rate in the portfolio is not representative of the entire portfolio. ''Normalized” means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 80% of the Company’s owned real estate portfolio is included in the calculation of the ‘same facility’ NOI growth.

(4)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% economic occupancy. The stabilized occupancies exclude the seven development properties currently in lease-up that were placed in service in the last 24 months. The average underlying tenant occupancy of the eight properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 61%.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2009	Page 6 of 9

(5)	DEVELOPMENT PROPERTIES
CONSTRUCTION IN PROGRESS

	Estimated				CIP at	Estimated	Estimated	Estimated
	Completion	Property		Approximate	March 31,	Remaining	Total	Stabilization
State	Date	Type	Properties	Square Feet	2009	Fundings	Investment	Date

Under construction:
Texas	3Q 2009	MOB	1	135,000	$23,882	$9,118	$33,000	4Q 2011
Illinois	4Q 2009	MOB	1	100,000	12,644	13,756	26,400	4Q 2011
Texas	4Q 2009	MOB	1	120,000	13,567	15,033	28,600	3Q 2012
Hawaii	2Q 2010	MOB	1	133,000	38,448	47,552	86,000	2Q 2013

Land held for development:
Texas					9,184
Texas					8,117

			4	488,000	$105,842	$85,459	$174,000

STABILIZATION IN PROGRESS

		Date			Investment at	Estimated			Estimated
	Number of	Transferred	Property	Square	March 31,	Total	1Q 2009		Stabilization
State	Properties	from CIP	Type	Feet	2009	Investment	NOI	Leased	Date

Texas	1	1Q 2007	MOB	171,033	$23,408	$32,300	$183	62%	2Q 2010
Texas	1	2Q 2007	MOB	73,324	11,203	11,900	43	66%	1Q 2010
Texas	1	1Q 2008	MOB	140,221	21,603	24,900	143	49%	2Q 2011
Colorado	2	3Q 2008	MOB	161,099	22,504	27,400	(340)	13%	4Q 2011
Arizona	2	4Q 2008	MOB	180,256	36,063	42,700	(160)	0%	4Q 2011

				725,933	$114,781	$139,200	$(131)

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2009	Page 7 of 9

(6)	SQUARE FEET OWNED AND/OR MANAGED (1)
A)	By Geographic Location

		Number of Properties			Owned (2)			Third Party
			Third		Not	Construction		Property
		Owned	Party	Total	Managed	in Progress	Managed (3)	Management	Total	Percent

1	Texas	44		44	200,504	255,000	2,998,332		3,453,836	27.8%
2	Tennessee	17	5	22	75,000		1,278,736	252,883	1,606,619	12.9%
3	Florida	26		26	546,884		607,425		1,154,309	9.3%
4	North Carolina	14		14			724,291		724,291	5.8%
5	Virginia	13		13	698,249				698,249	5.6%
6	California	10		10	93,000		458,955		551,955	4.4%
7	Pennsylvania	7		7	437,601		63,914		501,515	4.0%
8	Arizona	9	1	10			382,338	59,106	441,444	3.6%
9	Illinois	4		4	115,100	100,000	142,955		358,055	2.9%
10	Alabama	6		6	327,535				327,535	2.6%
11	Michigan	8		8	121,672		199,749		321,421	2.6%
12	Indiana	4		4	205,499		102,566		308,065	2.5%
13	Hawaii	3		3		133,000	173,502		306,502	2.5%
14	Washington	4		4	91,561		141,058		232,619	1.9%
15	Missouri	5		5	81,580		106,146		187,726	1.5%
16	District of Columbia	2		2			182,836		182,836	1.5%
17	Iowa	5		5	179,431				179,431	1.4%
18	Colorado	2		2			161,099		161,099	1.3%
19	Louisiana	2		2			133,211		133,211	1.1%
20	Mississippi	1	1	2			58,036	39,648	97,684	0.8%
21	Maryland	2		2			94,664		94,664	0.8%
22	Massachusetts	2		2	84,242				84,242	0.7%
23	Georgia	3		3	78,779				78,779	0.6%
24	Kansas	1		1			70,908		70,908	0.6%
25	Oregon	1		1			62,246		62,246	0.5%
26	Nevada	2		2	47,904				47,904	0.4%
27	South Carolina	1		1			39,801		39,801	0.3%
28	Arkansas	1		1	11,963				11,963	0.1%

Total Properties / Square Feet		199	7	206	3,396,504	488,000	8,182,768	351,637	12,418,909	100.0%

B)	By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	in Progress	Managed (3)	Owned	Management	Total	Percent

Medical Office	973,468	488,000	7,668,824	9,130,292	351,637	9,481,929	76.4%
Physician Clinics	773,568		245,654	1,019,222		1,019,222	8.2%
Specialty Inpatient	863,694			863,694		863,694	7.0%
Other	498,293			498,293		498,293	4.0%
Ambulatory Care/Surgery	160,200		268,290	428,490		428,490	3.4%
Specialty Outpatient	127,281			127,281		127,281	1.0%

Total Square Feet	3,396,504	488,000	8,182,768	12,067,272	351,637	12,418,909	100.0%

Percent of Total Square Footage	27.3%	3.9%	65.9%	97.1%	2.9%	100.0%

Total Number of Properties	74	4	121	199	7	206

C)	By Occupancy

									% of Total
		Medical	Physician	Ambulatory	Specialty	Specialty			Square
Occupants Greater than 1%		Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet

1	Baylor Health Care System	846,403						846,403	7.0%
2	Healthsouth			16,878	13,356	643,383		673,617	5.6%
3	Carolinas Healthcare System	568,687						568,687	4.7%
4	HCA	30,495	235,600	8,749			16,400	291,244	2.4%
5	Ascension Health Care System	202,059						202,059	1.7%
6	OrthoIndy		58,474			117,525		175,999	1.5%
7	Melbourne Internal Medicine Assocs		134,520					134,520	1.1%

	All Other Occupants Less than 1%	7,482,648	590,628	402,863	113,925	102,786	481,893	9,174,743	76.0%

Total Square Feet		9,130,292	1,019,222	428,490	127,281	863,694	498,293	12,067,272	100.0%

(1)	Mortgage notes, investments in joint ventures and assets classified as held for sale are excluded.

(2)	Approximately 69% of the portfolio is considered to be located on or adjacent to a hospital campus.

(3)	The owned and managed portfolio, excluding third party managed properties, consists of 1,454 leases with an average of 4,161 square feet per lease.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2009	Page 8 of 9

(7)	LEASE MATURITY SCHEDULE (1)

	Annualized			Average
	Minimum	Number of	Percentage	Square Feet
	Rents (2)	Leases	of Revenues	Per Lease

2009	$34,980	356	16.9%	4,679	(3)
2010	24,937	262	12.1%	4,369
2011	27,744	252	13.4%	4,484
2012	22,732	181	11.0%	5,382
2013	29,676	177	14.3%	6,927
2014	13,089	76	6.3%	7,600
2015	6,625	43	3.2%	7,695
2016	7,954	21	3.8%	13,126
2017	13,204	32	6.4%	21,076
Thereafter	26,071	116	12.6%	10,626

(1)	Mortgage notes receivable, investments in unconsolidated joint ventures and assets classified as held for sale are excluded.

(2)	Represents the annualized minimum rents on leases in place, excluding the impact of renewals, future step-ups in rent, or sponsor support payments under property operating agreements.

(3)	Based on square footage, the lease expirations in 2009 are approximately 29% master leases and 71% multi-tenant leases. Of the multi-tenant leases expiring, approximately 86% of the square footage is on-campus and approximately 46% of the square footage represents maturing five-year leases with major hospital tenants.
(8)	UNCONSOLIDATED JOINT VENTURES

Utah

HR Ownership %	10%
HR Investment in JV, net (1)	$1,082
Income recorded by HR (2)	$74
Real Estate Depreciation and Amortization (3)	$-
Facility type	OTH
Total unconsolidated assets of JV (4)	$34,669
Total unconsolidated debt of JV (4)	$32,132
Total unconsolidated equity of JV (4)	$2,537

(1)	Investment at March 31, 2009. The Company’s investment is accounted for under the cost method.

(2)	Included in “Interest and other income, net” on the Company’s Condensed Consolidated Statement of Income for the three months ended March 31, 2009.

(3)	The amount of real estate depreciation and amortization for the three months ended March 31, 2009 included in equity income (loss) recorded by the Company related to its joint venture investments accounted for under the equity method. Also, the Company recorded depreciation and amortization of $11 thousand related to a joint venture in which the Company acquired the remaining equity interest during the March 31, 2009. The Company adds these amounts back to net income in its calculation of funds from operations (FFO).

(4)	Unaudited information provided by the joint venture.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2009	Page 9 of 9